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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 1999
                                                       -------------------------


                                  ESOFT, INC.
             (Exact name of registrant as specified in its charter)
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
           DELAWARE                        00-23527                84-0938960
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                               Identification Number)
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                      295 INTERLOCKEN BOULEVARD, SUITE 500
                           BROOMFIELD, COLORADO 80021
                                 (303) 444-1600
   (Address and Telephone Number of Registrant's Principal Executive Office)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 10, 1999, the Company consummated a merger with Technologic, Inc., a Georgia corporation ("Technologic"), pursuant to which Technologic became a wholly-owned subsidiary of the Company. In consideration for the merger, upon its completion, each share of Technologic common stock was converted into the right to receive .308659 shares of eSoft common stock, for a total of 1,244,435 shares of eSoft common stock, and each outstanding and unexercised option to purchase a share of Technologic common stock was converted into an option or a right to purchase .308659 shares of eSoft common stock, for a total of 180,565 shares of eSoft common stock. Immediately following the consummation of the merger, Technologic stockholders owned approximately 11.5% of the combined company and eSoft stockholders owned approximately 88.5% of the combined company. Assuming that all eSoft and Technologic options and warrants are exercised, Technologic security holders will own approximately 10.4% of the combined company and eSoft security holders will own approximately 89.6% of the combined company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Financial Statements of Technologic, Inc. will be filed within 60 days of September 25, 1999.

(b)      Pro Forma Financial Information.

         Pro forma financial information will be filed within 60 days of September 25, 1999.

(c)      Exhibits.

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
EXHIBIT
NUMBER                                        Description of Exhibits
-------                                       -----------------------
 2.1       Agreement and Plan of Merger dated September 10, 1999 between eSoft, Inc., eSoft Acquisition
           Corporation and Technologic, Inc.

 2.2       Form of Stockholders Agreement executed by Technologic, Inc. stockholders in connection with the merger.

 2.3       Form of Escrow Agreement executed by eSoft, Inc., Brian E. Cohen and Norwest Bank, N.A.

 2.4       Employment Agreement by and between eSoft, Inc. and Brian E. Cohen.

 2.5       Employment Agreement by and between eSoft, Inc. and Perry B. Flinn.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         eSoft, Inc.

Date:  September 24, 1999                By:  /s/ Jeffrey Finn
                                            ------------------------------------
                                            Name:  Jeffrey Finn
                                            Title: President and Chief Executive
                                                   Officer


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER                                        Description of Exhibits
-------                                       -----------------------
 2.1       Agreement and Plan of Merger dated September 10, 1999 between eSoft, Inc., eSoft Acquisition
           Corporation and Technologic, Inc.

 2.2       Form of Stockholders Agreement executed by Technologic, Inc. stockholders in connection with the merger.

 2.3       Form of Escrow Agreement executed by eSoft, Inc., Brian E. Cohen and Norwest Bank, N.A.

 2.4       Employment Agreement by and between eSoft, Inc. and Brian E. Cohen.

 2.5       Employment Agreement by and between eSoft, Inc. and Perry B. Flinn.
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